Exhibit 99.1

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

VW Credit, Inc. (the “Sponsor”)	3 November 2023

Volkswagen Auto Lease/Loan Underwritten Funding, LLC (the “Depositor”)

1950 Opportunity Way, Suite 1500

Reston, Virginia 20190

Re:	Volkswagen Auto Loan Enhanced Trust 2023-2 (the “Issuing Entity”)

Asset-Backed Notes (the “Notes”)

Sample Receivable Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by the Sponsor, Depositor, Citigroup Global Markets Inc., Mizuho Securities USA LLC, Scotia Capital (USA) Inc. and TD Securities (USA) LLC (collectively, the “Specified Parties”), for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a pool of motor vehicle retail installment sale contracts and/or installment loans that are secured by new and used automobiles, minivans and sport utility vehicles (the “Receivables”) relating to the Issuing Entity’s securitization transaction. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Sponsor, on behalf of the Depositor, provided us with, or instructed us to obtain, as applicable:

a.	Electronic data files:

i.	Labeled “VALET_202302_Prelim Cut Pool_ID Only.xlsx” and the corresponding record layout and decode information, as applicable (the “Preliminary Receivables Listing File”), that the Sponsor, on behalf of the Depositor, indicated contains a list of loan account numbers (each, a “Loan Account Number”) corresponding to certain motor vehicle retail installment sale contracts and/or installment loans that are secured by new and used automobiles, minivans and sport utility vehicles (the “Preliminary Receivables”) that are expected to be representative of the Receivables and

ii.	Labeled “VALET 2023-2 EY Random Sample-Data Tape_09.29.2023.xlsx” and the corresponding record layout and decode information, as applicable (the “Sample Data File”), that the Sponsor, on behalf of the Depositor, indicated contains information relating to the Sample Receivables (as defined in Attachment A) as of 29 September 2023 (the “Cut-off Date”),

b.	Imaged copies of the following items (collectively, the “Source Documents”):

i.	The retail installment sale(s) contract simple finance charge, motor vehicle retail installment sale(s) contract simple finance charge, simple interest vehicle contract for sale and security agreement, retail purchase agreement, credit sale contract, correction letter or other related documents (collectively and as applicable, the “Contract”),

ii.	The certificate of title, title application, vehicle title application, application for registration, application for certificate of title with/without registration, application for title or registration, application for certificate of title, application for registration of new vehicle, certificate of origin for a vehicle, application for certificate of ownership, title lien statement or other related documents (collectively and as applicable, the “Title”),

iii.	Certain printed title details screen shots from the Sponsor’s loan servicing system, as applicable (the “Title Details Screen Shots”),

iv.	The termination statement, as applicable (the “Termination Statement,” together with the Title and Title Details Screen Shots, the “Title Documents”),

v.	The odometer disclosure statement, as applicable (the “Odometer Disclosure Statement”),

vi.	Certain printed screen shots and payment histories from the Sponsor’s loan servicing system (the “System Screen Shots”) and

vii.	The automobile insurance identification card, agreement to provide insurance, agreement to furnish insurance policy, insurance binder, letter of coverage, insurance coverage acknowledgement, financial responsibility identification card, insurance coverage, additional information and verification, auto insurance confirmation or other related documents (collectively and as applicable, the “Agreement to Provide Insurance”)

that the Sponsor, on behalf of the Depositor, indicated relate to each Sample Receivable, as applicable,

c.	A schedule (the “Accounting Universe Schedule,” together with the Source Documents, the “Sources”), that the Sponsor, on behalf of the Depositor, indicated contains manufacturer’s suggested retail price, used vehicle value, number of days delinquent and current balance information, as applicable, relating to each Sample Receivable,

d.	A schedule and the corresponding record layout and decode information, as applicable (the “Vehicle Model Mapping File”), that the Sponsor, on behalf of the Depositor, indicated contains vehicle model information relating to certain Sample Receivables,

e.	The list of relevant characteristics (the “Sample Characteristics”) on the Sample Data File, which is shown on Exhibit 1 to Attachment A, and

f.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, certain information contained on the Sample Data File is the “Subject Matter” as of the date of this report.

The procedures included in Attachment A were limited to comparing, recalculating or observing, as applicable, certain information that is further described in Attachment A. The Depositor is responsible for the Subject Matter, Preliminary Receivables Listing File, Sample Data File, Sources, Vehicle Model Mapping File, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Preliminary Receivables Listing File, Sources, Vehicle Model Mapping File or any other information provided to us, or that we were instructed to obtain, as applicable, by the Sponsor, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Preliminary Receivables or Receivables, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Sponsor, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Receivables conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,

ii.	The value of the collateral securing the Receivables,

iii.	Whether the originator(s) of the Receivables complied with federal, state or local laws or regulations or

iv.	Any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Depositor and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

3 November 2023

Attachment A Page 1 of 2

Procedures performed and our associated findings

1.	As instructed by the Sponsor, on behalf of the Depositor, we randomly selected a sample of 175 Preliminary Receivables from Preliminary Receivables Listing File (the “Sample Receivables”). For the purpose of this procedure, the Sponsor, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample Receivables or the methodology they instructed us to use to select the Sample Receivables from the Preliminary Receivables Listing File.

For the purpose of the procedures described in this report, the 175 Sample Receivables are referred to as Sample Receivable Numbers 1 through 175.

2.	For each Sample Receivable, we:

a.	Compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Sample Data File, to the corresponding information located in, or to the corresponding information we recalculated using information located in, the Sources or the Sample Data File, as applicable, and subject to the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes to Exhibit 1 to Attachment A. The Source(s) that we were instructed by the Sponsor, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. All such compared information was found to be in agreement.

b.	Observed that the Sponsor, Audi Financial Services or an entity or subsidiary of the Sponsor or Audi Financial Services was named the lien holder, legal owner, secured party or security interest holder (collectively, the “Owner”), as shown in the Title Documents, as applicable, or that the Owner had assigned the motor vehicle securing the Sample Receivable to the Sponsor, Audi Financial Services or an entity or subsidiary of the Sponsor or Audi Financial Services, as shown in the Title Documents, as applicable, subject to the additional instruction(s) provided by the Sponsor, on behalf of the Depositor, described in the succeeding paragraph(s).

For the purpose of this procedure, the Sponsor, on behalf of the Depositor, instructed us to ignore differences that appear to be due to abbreviation, truncation or spelling errors.

c.	Observed that the Contract contained a truth-in-lending disclosure statement.

d.	Observed that the buyer had an Agreement to Provide Insurance. We performed no procedures to determine the accuracy or validity of the buyer name on the Agreement to Provide Insurance.

Attachment A Page 2 of 2

2. (continued)

e.	Observed that the Contract contained a signature in the buyer signature section of such Contract. We performed no procedures to determine the accuracy or validity of the signature contained in the buyer signature section of such Contract.

f.	Observed that the Contract contained two buyer names or information in the co-buyer section for each Sample Receivable with a co-obligor flag value of “Y,” as shown on the Sample Data File. We performed no procedures to determine the accuracy or validity of any information in the co-buyer section of the Contract.

Exhibit 1 to Attachment A Page 1 of 4

Sample Characteristics and Sources

Sample Characteristic	Sample Data File Field Name	Source(s)	Note(s)
Loan Account Number	PCD_ACCT_NBR	Contract	i.
Vehicle identification number	VIN	Contract
Vehicle manufacturer	VEHICLEMAKE	Contract	ii.
Model year	VEHICLEYR	Contract or System Screen Shots	iii.
Vehicle model	VEHICLESHORTMODEL	Contract	iv.
Origination date	EFFECTIVEDATE	Contract	v.
Contract loan amount	FINANCEDAMT	Contract
Monthly payment amount	MOPMT	Contract or System Screen Shots	vi.
Original term	ORIGTERM	Contract
Contract rate	CONTRACTRATE	Contract
First payment date	FIRST_PMT_DUE_DT	Contract	v.
Garaging state	GARAGINGSTATE	Contract or System Screen Shots	vii.
Origination state	ORIGSTATE	Contract
New/used	NEWUSEDIND	Contract or Odometer Disclosure Statement	viii.
Original maturity date	MATURITYDATE	Contract and recalculation	v., ix.
Approval type	AUTOAPPROVAL	System Screen Shots	x.
FICO score	FICO	System Screen Shots
Remaining term	CURR_REMTERM	Recalculation	xi.
Manufacturer’s suggested retail price	MSRP	Accounting Universe Schedule	xii.
Used vehicle value	USED_VEHICLE_VALUE	Accounting Universe Schedule	xiii.
Days delinquent	DAYSDELINQ	Accounting Universe Schedule
Current principal outstanding balance	PRINCIPALBALANCEUNPAID	Accounting Universe Schedule

Exhibit 1 to Attachment A Page 2 of 4

Notes:

i.	For identification purposes only.

ii.	For the purpose of comparing the vehicle manufacturer Sample Characteristic for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to ignore differences that appear to be due to abbreviation, truncation or spelling errors.

iii.	For the purpose of comparing the model year Sample Characteristic for each Sample Receivable (except for Sample Receivable Number 22), the Sponsor, on behalf of the Depositor, instructed us to use the Contract as the Source.

For the purpose of comparing the model year Sample Characteristic for Sample Receivable Number 22, the Sponsor, on behalf of the Depositor, instructed us to use the System Screen Shots as the Source.

iv.	For the purpose of comparing the vehicle model Sample Characteristic for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to:

a.	Use the Contract as the Source, in accordance with the decode information shown on the Vehicle Model Mapping File, as applicable, and

b.	Ignore differences that appear to be due to abbreviation, truncation or spelling errors.

v.	For the purpose of comparing the indicated Sample Characteristics for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to ignore differences of +/- 10 days or less.

vi.	For the purpose of comparing the monthly payment amount Sample Characteristic for each Sample Receivable (except for Sample Receivable Number 32), the Sponsor, on behalf of the Depositor, instructed us to use the Contract as the Source.

For the purpose of comparing the monthly payment amount Sample Characteristic for Sample Receivable Number 32, the Sponsor, on behalf of the Depositor, instructed us to use the System Screen Shots as the Source.

vii.	For the purpose of comparing the garaging state Sample Characteristic for each Sample Receivable (except for Sample Receivable Numbers 51, 119, 122, 156 and 173), the Sponsor, on behalf of the Depositor, instructed us to use the Contract as the Source.

For the purpose of comparing the garaging state Sample Characteristic for Sample Receivable Numbers 51, 119, 122, 156 and 173, the Sponsor, on behalf of the Depositor, instructed us to:

a.	Use the System Screen Shots as the Source and

b.	Only consider account activity that occurred on or prior to the Cut-off Date.

Exhibit 1 to Attachment A Page 3 of 4

Notes: (continued)

viii.	For the purpose of comparing the new/used Sample Characteristic for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to use the Contract as the Source, subject to the additional instruction(s) described in the succeeding paragraph(s) of this note.

For the purpose of comparing the new/used Sample Characteristic for each Sample Receivable with a new/used value, as shown on the Sample Data File, that is different than the new/used value, as shown in the Contract, the Sponsor, on behalf of the Depositor, instructed us to note agreement with a new/used value of:

a.	“N,” as shown in the Sample Data File, if the corresponding odometer reading, as shown on the Odometer Disclosure Statement, is less than 10,000 miles and

b.	“U,” as shown in the Sample Data File, if the corresponding odometer reading, as shown on the Odometer Disclosure Statement, is greater than or equal to 10,000 miles.

ix.	For the purpose of comparing the original maturity date Sample Characteristic for each Sample Receivable (and in accordance with any other applicable note(s)), the Sponsor, on behalf of the Depositor, instructed us to recalculate the original maturity date by:

a.	Subtracting one from the original term, as shown in the Contract, and

b.	Adding the number of months represented by the result obtained in a. above to the first payment date, as shown in the Contract.

x.	For the purpose of comparing the approval type Sample Characteristic for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to note agreement with an approval type value of:

a.	“N” if the status history is “Recommend: Approve” or “Recommend: Pending” and

b.	“Y” if the status history is “Recommend: Auto Approve,”

all as shown in the System Screen Shots.

xi.	For the purpose of comparing the remaining term Sample Characteristic for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to recalculate the remaining term by:

a.	Calculating the difference in months between the:

1.	Current maturity date, as shown on the Sample Data File, and

2.	Cut-off Date

and

b.	Subtracting one month from the result obtained in a. above, only if the day of the current maturity date is less than the day of the Cut-off Date.

xii.	The Sponsor, on behalf of the Depositor, instructed us only to compare the manufacturer’s suggested retail price Sample Characteristic for Sample Receivables with a new/used value of “N,” as shown on the Sample Data File.

Exhibit 1 to Attachment A Page 4 of 4

Notes: (continued)

xiii.	The Sponsor, on behalf of the Depositor, instructed us only to compare the used vehicle value Sample Characteristic for Sample Receivables with a new/used value of “U,” as shown on the Sample Data File.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes above.